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                                                                   EXHIBIT 10(k)


                                    AMENDMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT


     This Amendment to Receivables Purchase Agreement, dated as of December 29, 1995 (this "Amendment") is among the THE STANDARD PRODUCTS FUNDING
CORPORATION, a Delaware corporation ("Seller"), THE STANDARD PRODUCTS COMPANY, an Ohio corporation ("Standard"), CLIPPER RECEIVABLES CORPORATION, a Delaware corporation ("Purchaser"), STATE STREET BOSTON CAPITAL CORPORATION, a Massachusetts corporation ("Administrator") and NATIONAL CITY BANK a national bank ("NCB"). Unless otherwise indicated, terms defined in Appendix A to the Receivables Purchase Agreement have the same meanings when used herein.

     SECTION 1 AMENDMENTS. The following amendments to the Receivables Purchase Agreement shall be effective upon satisfaction of the conditions in
Section 3 of this Amendment.

           SECTION 1.1 Amendments to Section 7.02. In subsections (a) and (b) of Section 7.02 the reference to "Section 10.01(p)" is hereby changed to "Section 10.01(o)".

           SECTION 1.2  Amendments to Appendix A:  Definitions.

           (a) Definition of Total Capitalization. In Appendix A to the Receivables Purchase Agreement, the definition of "Total Capitalization" is hereby amended and restated in its entirety to read as follows:

                 "`Total Capitalization' means, as of any date, the sum of (i) an amount equal to Net Worth as of such date, plus (ii) an amount equal to Total Debt as of such date."

           (b) Definition of Net Worth. In Appendix A to the Receivables Purchase Agreement, the following definition is hereby inserted in the proper alphabetical order:

                 "`Net Worth' means, with respect to any Person and as of any date, the consolidated net worth of such Person and its consolidated subsidiaries (excluding any "foreign currency translation adjustments" as reflected in the applicable financial statements) calculated in accordance with GAAP."

     SECTION 2 REPRESENTATIONS AND WARRANTIES. Seller and Standard hereby represent and warrant to the Purchaser, Administrator and NCB that:

           (a) The execution and delivery by them of this Amendment and the performance of their obligations under the Receivables Purchase Agreement as amended by this Amendment (as amended, the "Amended Agreement"), are within their corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental and other consents and approvals (if any shall be required) and do not and will not contravene or conflict with, or create a lien under, (i) any provision of law, (ii) their constituent documents, (iii) any court or administrative decree applicable to them, or (iv) any contractual restriction binding upon them or their property.

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           (b) The representations and warranties of Seller contained in
      Section 6.01 of the Receivables Purchase Agreement are true and correct as of the date of Seller's execution and delivery of this Amendment and after giving effect hereto (except for those representations and warranties that relate solely to an earlier date).

           (c) This Amendment has been duly executed and delivered by them, and the Amended Agreement is their legal, valid and binding obligation, enforceable against them in accordance with its terms.

           (d) After giving effect to this Amendment, no Liquidation Event or Unmatured Liquidation Event shall have occurred and be continuing.

     SECTION 3 CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of December 29, 1995 when the following conditions shall have been satisfied (the "Condition Satisfaction Date"):

           SECTION 3.1 Delivery of Counterparts. The Administrator shall have received (by telecopy or otherwise) counterparts of this Amendment or the signature pages hereto, executed by each of Seller, Standard, Purchaser, Administrator and NCB.

           SECTION 3.2  Other Conditions.  The conditions set forth in Section
      5.02 of the Receivables Purchase Agreement shall be satisfied with the same effect as if a Purchase were to be made on the Condition Satisfaction Date.

           SECTION 4    MISCELLANEOUS PROVISIONS.

           SECTION 4.1 Reaffirmation. As hereby amended, the Receivables Purchase Agreement is hereby ratified and reaffirmed by Seller and Standard.

           SECTION 4.2 Costs and Expenses. Seller and Standard, jointly and severally, hereby agree to pay on demand all costs and expenses incurred by the Administrator and NCB (including legal fees and other charges of counsel to the Administrator and NCB) in connection with the preparation, execution and delivery of this Amendment.

           SECTION 4.3 Captions. The various captions in this Amendment are included for convenience only and shall not affect the meaning or interpretation of any provision of this Amendment.

           SECTION 4.4 GOVERNING LAW. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED
      IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF PURCHASER IN THE RECEIVABLES OR RELATED PROPERTY IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

           SECTION 4.5 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.


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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized.

                                    THE STANDARD PRODUCTS FUNDING CORPORATION

                                    By:  /s/ Charles F. Nagy
                                       ----------------------------------------
                                    Title:  Treasurer
                                          -------------------------------------

                                    THE STANDARD PRODUCTS COMPANY

                                    By:  /s/ Donald R. Sheley, Jr.
                                       ----------------------------------------
                                    Title:  VP Finance and CFO
                                          -------------------------------------

                                    CLIPPER RECEIVABLES CORPORATION

                                    By:  /s/ Tiffany Percival
                                       ----------------------------------------
                                    Title:  Vice President
                                          -------------------------------------

                                    STATE STREET BOSTON CAPITAL CORPORATION

                                    By:  /s/ Jeffrey N. Noordhock
                                       ----------------------------------------
                                    Title:  Senior Adjuster
                                          -------------------------------------

                                    NATIONAL CITY BANK

                                    By: /s/ Marybeth S. Howe
                                       ----------------------------------------
                                    Title:  Vice President
                                          -------------------------------------

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